UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 28, 2013

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains presentation materials for the morning session of IBM’s Investor Briefing on February 28, 2013.  Attachment II (Non-GAAP Supplemental Materials) contains supplemental materials about non-GAAP financial measures in certain presentation materials for the morning and afternoon sessions of this event.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 28, 2013

	By:	/s/ James J. Kavanaugh

James J. Kavanaugh
Vice President and Controller

3

ATTACHMENT I

Introduction Patricia Murphy Vice President, Investor Relations

Agenda Morning Session (7:45 – 9:50) Strategic Overview Ginni Rometty Financial Model Mark Loughridge Enterprise Productivity Linda Sanford Smarter Planet and Growth Markets Bruno Di Leo, José Décurnex Group Q&A Morning Presenters Innovation Gallery (10:00 - 11:00) John Kelly & Research team Lunch (11:05 - 11:50) All participants Afternoon Session (12:00 – 2:15) Integrated Systems Steve Mills, Rod Adkins, Robert LeBlanc, Mike Rhodin Services Bridget van Kralingen, Erich Clementi Research John Kelly Group Q&A Afternoon Presenters & Ginni Rometty Reception & Lab Tours (2:15 - 3:00) All participants

Certain comments made during this event and in the presentation materials may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements by their nature address matters that are uncertain to different degrees. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. Those statements involve a number of factors that could cause actual results to differ materially including the following: a downturn in economic environment and corporate IT spending budgets; the company’s failure to meet growth and productivity objectives, a failure of the company’s innovation initiatives; risks from investing in growth opportunities; a failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; cybersecurity and data privacy considerations; fluctuations in financial results and purchases, impact of local legal, economic, political and health conditions; adverse effects from environmental matters, tax matters and the company’s pension plans; ineffective internal controls; the company’s use of accounting estimates; the company’s ability to attract and retain key personnel and its reliance on critical skills; impacts of relationships with critical suppliers and business with government clients; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; reliance on third party distribution channels; the company’s ability to successfully manage acquisitions and alliances; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Q, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations.

These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0213.phtml. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Forms 8-K dated January 22, 2013 and February 28, 2013.

[LOGO]

Financial Model Mark Loughridge Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation

IBM Investor Briefing
2015 Roadmap
IBM
Base revenue growth ~2% excluding divestitures
Shift to faster growing business mix provides ~1% revenue growth
~$20B of acquisition spend provides ~2% revenue growth
Enterprise Productivity yields margin expansion
Shift to a higher value portfolio continues to provide leverage
~$50B returned through share repurchase
11% CAGR
Shares
At Least $20
$11.67
Enterprise Productivity
Margin Mix
~$2.80
Base Revenue Growth
Revenue Mix
Acquisitions
Operating Leverage
~$2.50
Revenue Growth
~$3.05
2010 Operating EPS*
2015 Operating EPS*
* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense. Assumes current tax policy and Non-GAAP tax rate of 25%

2015 Roadmap Progress $11.67 $15.25 “At Least” $20 2010-15 11% CAGR Operating EPS* Revenue Continued strong growth across key initiatives Growth Markets +10% CAGR Smarter Planet >25% CAGR Business Analytics +14% CAGR Cloud ~7x 2010 revenue Strong acquisition performance Operating Leverage Margin expansion driven by continued business mix shift to higher value areas, Enterprise Productivity savings and operational improvements Cash & Shareholder Return Generated $35 billion in free cash flow and returned $34B to shareholders through gross share repurchase and dividends in 2011 and 2012 * Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense 14% CAGR 2010 – 2012 Results 2010 2012 2015

IBM Investor Briefing
Growth Initiatives


$15.25
14% CAGR
Share Repurchase
Operating Leverage
Revenue Growth ~$0.59
$11.67
'10-'12 Operating EPS

Growth Initiatives Roadmap Objectives

Smarter Planet

Contributes ~$7B of growth over Roadmap

Growth Markets

Approaches 30% of IBM's geographic revenue by 2015


Smarter Planet
Growth Markets
Business Analytics
Cloud and Next Generation Data Center

Business Analytics

Contributes ~$10B of growth over Roadmap

– up from $6B previously

Cloud

Contributes ~$7B of revenue, of which ~$3B is incremental growth

IBM Investor Briefing

Growth Initiatives

IBM

Growth Initiatives contributed ~$9 billion of revenue growth


$15.25
14% CAGR
Share Repurchase
Operating Leverage
Revenue Growth ~$0.59
$11.67
'10-'12 Operating EPS


~$17B
~$4B
~$10B
~$4B
~$7B
~$3B
~$3B
~$0.4B
~$9B
2012
2010
Double-digit yr/yr growth
Smarter Planet
Growth Markets
Business Analytics
Cloud and Next Generation Data Center
2010* Revenue from Key Initiatives
Growth Markets
Business Analytics
Smarter Planet
Incremental Cloud
2015 Revenue from Key Initiatives

*Adjusted for scope added in 2012

2012 GP%* ~60% * External Segment GP % modeled based on brand mix within each category at 2012 average margins by brand Revenue Growth ~$0.59 $11.67 Share Repurchase $15.25 14% CAGR ’10-’12 Operating EPS Operating Leverage 2010 – 2012 Revenue Dynamics Strong performance in offering-based growth initiatives with significant software content 3% CAGR 2pts 2pts 1pts BAO Smarter Planet Cloud

IBM Investor Briefing
2010 – 2012 Revenue Dynamics
IBM
Growth Initiatives and high value offerings drove 4% growth at higher margins
$15.25
14% CAGR
Share Repurchase
Operating Leverage
Revenue Growth ~$0.59
$11.67
'10-'12 Operating EPS
~85% of total segment revenue in 2012
2pts
2pts
1pts
3% CAGR
Includes:
GBS
Growth Markets
GTS
IGF
IP-based Proc Svcs
Mainframe
Power
PureSystems
Software
Storage
4% CAGR
BAO
Smarter Planet
Cloud
High Value
2012 GP%*
~60%
~50%
* External Segment GP % modeled based on brand mix within each category at 2012 average margins by brand

IBM Investor Briefing

2010 – 2012 Revenue Dynamics

IBM


$15.25
14% CAGR
Share Repurchase
Operating Leverage
Revenue Growth ~$0.59
$11.67
'10-'12 Operating EPS
Growth Initiatives and high value offerings drove 4% growth at higher margins
~85% of total segment revenue in 2012
2pts
2pts
1pts
3% CAGR
Includes:
GBS
Growth Markets
GTS
IGF
IP-based Proc Svcs
Mainframe
Power
PureSystems
Software
Storage
4% CAGR
Includes:
Labor-based Proc Svcs
Legacy Advisory Svcs
Legacy App Svcs
RSS
Industry Std Servers
2%** CAGR
BAO
Smarter Planet
Cloud
High Value
Currently Under-performing
(excl. Growth Initiatives content)
'10-'12 CGR
2012 GP%*
~60%
~50%
~20%

* External Segment GP % modeled based on brand mix within each category at 2012 average margins by brand

** External segment revenue

Annual Operating EPS from Closed Acquisitions Roadmap ~$0.90 ~5% Pending Acquisitions ~95% Closed Acquisitions Actual Projected Revenue Growth ~$0.59 $11.67 Share Repurchase $15.25 14% CAGR ’10-’12 Operating EPS Operating Leverage Closed acquisitions through 2012 position us on track to achieve the 2015 objectives Acquisitions 2010 2011 2012 2013 2014 2015

IBM Investor Briefing

Acquisitions

IBM

Acquisitions closed since beginning of 2010 generated ~$1B of profit since inception


$15.25
14% CAGR
Share Repurchase
Operating Leverage
Revenue Growth ~$0.59
$11.67
'10-'12 Operating EPS

Acquisition Operating PTI

- 27 of the 33 acquisitions closed by the end of 2012 are exceeding their profit business cases
  - ✓ Scalable intellectual property
  - ✓ Key to solutions offerings
  - ✓ Drive synergies through global distribution


~$1B
Acquisitions closed 2010 - 2012

Operating view @ actual rates

Likelihood of a deal achieving objectives Attribute 1 Attribute 2 Attribute 3 Attribute 4 Attribute 5 Deals that don’t exhibit selected attribute Deals that exhibit selected attribute Analytics around the correlation between key attributes and deal performance validate our acquisition strategy and improve our selection process Attribute 18 Attribute 17 End-to-end themes that build on IBM strategic platforms – organic or acquired – and extend adjacently into new market opportunities. Examples: Smarter Commerce built on Websphere Commerce Business Analytics built on Cognos acquisition Enterprise Social built on Collaboration Solutions enhanced by Kenexa acquisition Security built on Tivoli connected by Q1 Labs acquisition Success Factors Revenue Growth ~$0.59 $11.67 Share Repurchase $15.25 14% CAGR ’10-’12 Operating EPS Operating Leverage Acquisitions 57% 54% 71% 75% 61% 63% 59% 33% 50% 10% 21% 36% 40% 29%

IBM Investor Briefing

Acquisitions


$15.25
14% CAGR
Share Repurchase
Operating Leverage
Revenue Growth ~$0.59
$11.67
'10-'12 Operating EPS

Spent $19B in R&D and ~$12B for 35 acquisitions closed / announced since beginning of 2010

Servers, Networking & Storage Optimization
Platform Computing, Intelliden, Storwize, TMS, BLADE Network Technologies, Butterfly

Cloud
Worklight, Cast Iron, GreenHat

Smarter Planet
Coremetrics, Sterling Commerce, Unica, Kenexa, Tririga, i2, Emptoris, DemandTec, Tealeaf, Cúram Software

Business Intelligence & Data Analytics
Netezza, NISC, Varicent, Initiate, Wilshire, Clarity Systems, PSS, Vivisimo, Datacap, Lombardi, Star Analytics

Governance, Risk, Compliance & Security
OpenPages, Algorithmics, BigFix, Q1 Labs, StoredIQ

Complements Organic Assets

- IBM Hardware Portfolio — PureSystems
- IBM Hardware Portfolio — WebSphere
- GTS Service Delivery
- Industry Solutions Frameworks — WebSphere Commerce
- GBS Offerings
- IBM Information Management
- Tivoli software
- Rational software
- GBS BAO Service Line
- 8 Analytics Solution Centers

IBM Investor Briefing

Acquisitions

IBM

Acquisitions have contributed significantly to IBM's growth in key strategic areas


$15.25
14% CAGR
Share Repurchase
Operating Leverage
Revenue Growth ~$0.59
$11.67
'10-'12 Operating EPS

	Big Data	Social Business	Mobile
Acquired	Netezza, Algorithmics, Vivisimo, Initiate, StoredIQ, Tealeaf	Kenexa, PSS, StoredIQ	Worklight, Tealeaf, BigFix
Organic	IBM Information Management **IBM InfoSphere**	WebSphere software **IBM Connections**	WebSphere software **IBM Mobile Connect**
	▪ Enable secure discovery and exploration of data across a broad range of enterprise content and big data to maximize return on information	▪ Help customers recruit, on board, enable, train and manage staff with an integrated social platform to create a smarter workforce	▪ Deliver application development, connectivity, management & security capabilities across many device types

IBM Investor Briefing

Deployment of Analytics

IBM


$15.25
14% CAGR
Share Repurchase
Operating Leverage
Revenue Growth ~$0.59
$11.67
'10-'12 Operating EPS

Implementation of Finance 2.0

Manage Risk Enterprise Risk Management and advisor to business units and senior management	***Operational Efficiency*** Efficient service delivery through standardization, automation and centralization	***Business Insight*** Trusted Business Advisors
Tools Deployed	Tools Deployed	Tools Deployed
▪Country Financial Risk Scorecard ▪PRISM M&A risk management ▪Strategic planning optimization (SEE) ▪Critical Parts Management Tool	▪Employee expenses monitoring ▪Worldwide spending analytics ▪Workforce Analytics ▪Coverage Optimization ▪SO Cost and Risk Management ▪Labor claiming analytics	▪Business Intelligence Dashboards ▪Services Backlog Run Out and Revenue Analytics ▪Business Partner Optimization and Opportunity Growth ▪Transformation for Quota and Opportunity Alignment

ILOG · CLARITY systems · Coremetrics · COGNOS AN IBM COMPANY · unica · SPSS AN IBM COMPANY · Algorithmics · CAST IRON · VARICENT · OPENPAGES an IBM Company

Source: IFI CLAIMS Patent Services 20 Consecutive Years of Patent Leadership Research & Development ~$35B 2015 Roadmap 2006 - 2010 $30B 2012 US Patents We will continue to focus our investments on higher value businesses Revenue Growth ~$0.59 $11.67 Share Repurchase $15.25 14% CAGR ’10-’12 Operating EPS Operating Leverage Investing for Growth 5,081 3,174 3,032 2,769 2,613 2,447 2,013 1,652 1,624 6,478 IBM Samsung Canon Sony Panasonic Microsoft Toshiba Hon Hai GE LG

Revenue Growth @ CC * Revenue mix percentages exclude PCD and Printers divestitures Growth Markets % of IBM Geographic Revenue* 2011 16% 18% 21% 22% 24% 2006 2008 2010 11% 2000 30% Approaches 2015 2012 +8 pts +8 pts +10 pts +8 pts IBM’s business mix continues to shift towards the Growth Markets +10 pts Revenue Growth ~$0.59 $11.67 Share Repurchase $15.25 14% CAGR ’10-’12 Operating EPS Operating Leverage Growth Markets 2% -6% 1% 2% -1% 10% 1% 11% 11% 7% 2008 2009 2010 2011 2012 Major Markets Growth Markets

Growth Markets delivered over 60% of IBM’s geographic gross profit growth between 2010 and 2012 * Sum of geographic gross profit not equal to IBM gross profit Growth Markets Major Markets 61% 39% Growth Markets Major Markets 80% 20% Growth Markets Major Markets Geographic Gross Profit Bridge* Gross profit from margin expansion Gross profit from revenue growth Revenue Growth ~$0.59 $11.67 Operating Leverage ~$1.49 Share Repurchase $15.25 14% CAGR ’10-’12 Operating EPS Revenue Growth Mix Gross Profit Growth Mix Operating Leverage ~$51B ~$47B $1.9B $0.5B $1.1B $0.6B 2010 2012

Operating Pre-tax Income * Sum of operating segment pre-tax income not equal to IBM operating pre-tax income ** Stock-based compensation expense was not recorded at the segment level and excludes Enterprise Investments 2000** Mix* Margin 35% @ 8% 38% @ 10% 27% @ 19% 2015 2006 2012 ~10% ~40% ~50% 14% @ 15% 41% @ 16% 45% @ 38% Mix* Margin Mix* Margin Mix* 23% @ 12% 37% @ 10% 40% @ 28% 10% 22% 15% Revenue Growth ~$0.59 $11.67 Operating Leverage ~$1.49 Share Repurchase $15.25 14% CAGR ’10-’12 Operating EPS IBM expands margins in 2015 Roadmap by continuing to shift to higher value Operating Leverage Hardware/Financing Services Software

IBM Investor Briefing

Operating Leverage


On track to achieve $8B of Enterprise Productivity
$15.25
14% CAGR
Share Repurchase
Operating Leverage ~$1.49
Revenue Growth ~$0.59
$11.67
'10-'12 Operating EPS
Enterprise Productivity Savings ($B)
$8B
Integrated Operations
End-to-End Process Transformation
Shared Services
$8B
Software
Services
Hardware / Financing
$8B
Revenue Productivity
Cost & Expense Reduction

IBM Investor Briefing

Operating Leverage

IBM

Enterprise Productivity is a critical source of investment funding


$15.25
14% CAGR
Share Repurchase
Operating Leverage ~$1.49
Revenue Growth ~$0.59
$11.67
'10-'12 Operating EPS
$8B
Enterprise Productivity
Growth Markets
Smarter Planet
BAO
Cloud
Acquisitions*
~40% flow to bottom-line
~60% reinvested for growth
Growth Investments

* Investment in acquisitions not already accounted for in the growth initiatives

* Excluding GF Receivables Primary Cash Uses $B 2011 - 2012 Gross Share Repurchase Acquisitions Capital Dividends Free Cash Flow* $B 2011 - 2015: Generate $90B - $100B of Free Cash Flow Return $70B to shareholders through gross share repurchases and dividends Spend $20B in acquisitions $30B - $40B of Financial Flexibility Revenue Growth ~$0.59 $11.67 Operating Leverage ~$1.49 Share Repurchase ~$1.50 $15.25 14% CAGR ’10-’12 Operating EPS Strong Free Cash Flow supports investments and shareholder returns Cash Generation and Usage 15.1 16.3 10.5 9.6 9.1 8.7 5.9 14.3 12.4 16.6 18.2 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 $7 $6 $8 $27

IBM Investor Briefing

2015 Roadmap

IBM


Base revenue growth ~2% excluding divestitures
Shift to faster growing business mix provides ~1% revenue growth
~$20B of acquisition spend provides ~2% revenue growth
Enterprise Productivity yields margin expansion
Shift to a higher value portfolio continues to provide leverage
~$50B returned through share repurchase
"At Least" $20
9.5%+ CAGR to go
$15.25
14% CAGR
~$1.50
~$2.80
~$1.49
Performance through '12: ~$0.59
$11.67
Operating Leverage ~$2.50
Revenue Growth ~$3.05
2010 Operating EPS*
Base Revenue Growth
Revenue Mix
Acquisitions
Enterprise Productivity
Margin Mix
Shares
2015 Operating EPS*

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense. Assumes current tax policy and Non-GAAP tax rate of 25%

$15.25 Execution on business unit objectives Flexibility in Enterprise Productivity savings Cash generation and capital structure IBM model supports the Roadmap base and provides opportunity for upside 2013 – 2015 Scenario * Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense. Assumes current tax policy and Non-GAAP tax rate of 25% Revenue Growth 2015 Operating EPS* 2012 Operating EPS* Shares Enterprise Productivity Margin Mix

Revenue Growth 2015 Operating EPS* 2012 Operating EPS* $15.25 Share Buyback 14% CAGR $15.25 ~$1.35 Shares Enterprise Productivity Margin Mix Remaining $23B of gross share repurchase delivers ~$1.35 EPS * Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense. Assumes current tax policy and Non-GAAP tax rate of 25% 2013 – 2015 Scenario

IBM Investor Briefing

2013 – 2015 Scenario

IBM

Software profit at historical growth delivers ~$2.70 EPS


$15.25
~$2.70
Software Profit Growth
~$1.35
Share Buyback
$15.25
14% CAGR
2012 Operating EPS*
Revenue Growth
Enterprise Productivity
Margin Mix
Shares
2015 Operating EPS*

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense. Assumes current tax policy and Non-GAAP tax rate of 25%

Revenue Growth 2015 Operating EPS* 2012 Operating EPS* $15.25 Enterprise Prod. yield Share Buyback 14% CAGR $15.25 ~$0.70 $20 Shares Enterprise Productivity Margin Mix Enterprise Productivity delivers ~$.70 EPS ~$1.35 ~$2.70 Software Profit Growth 2013 – 2015 Scenario * Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense. Assumes current tax policy and Non-GAAP tax rate of 25%

IBM Investor Briefing

2013 – 2015 Scenario

IBM


Capture additional growth opportunity from Software, Services & Hardware
"At Least"
$20
~$0.70
~$2.70
~$1.35
$15.25
$15.25
Enterprise Prod. yield
Software Profit Growth
Share Buyback
14% CAGR
2012 Operating EPS*
Revenue Growth
Enterprise Productivity
Margin Mix
Shares
2015 Operating EPS*

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense. Assumes current tax policy and Non-GAAP tax rate of 25%

Hardware / Financing Services Software Sum of external segment pre-tax income not equal to IBM pre-tax income * Non-GAAP: Excludes Acquisition-related charges and non-operating retirement-related expense Operating PTI / EPS * Segment Operating PTI$ 2000 & 2001 segments not restated for stock based compensation 2015 Objectives Operating EPS 2015 Roadmap $3.32 $1.81 At Least $20 $15.25 At Least $16.70 Software contributes about half of our segment profit Growth Initiatives deliver > $20B in revenue growth Growth Markets approach 30% of IBM’s geographic revenue Enterprise Productivity delivers $8B in gross savings IBM returns $70B to shareholders over the Roadmap '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13e '14e '15e

[LOGO]

These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0213.phtml. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Forms 8-K dated January 22, 2013 and February 28, 2013.

Enterprise Productivity Linda Sanford Senior Vice President, Enterprise Transformation

2002 Sharing & partnering 2010 Making things smarter 2006 Globally integrating Transformation Maturation The “Smarter” phase of our transformation is underway Productivity is the fuel for innovation and growth Differentiated innovation and management Confident in our ability to achieve $8B in improved productivity for the 2015 roadmap

2012 ~$11.0B ~$16.8B 2005 2012 Shared Service Spending* Total Cost and Expense $81B Operating Leverage End-to-End Process Transformation $2.5B Integrated Operations $3.0B Shared Services $2.5B Applying transformation principles to all of IBM’s spending to drive $8B in productivity benefits through 2015 * Restated to include new Shared Services mission; Shared Services spending total assumes consistent currency ~60% reinvested for growth ~40% taken to the bottom-line

Shared Services drive $2.5B in savings through 2015 Shared Services Finance Integrated Supply Chain Human Resources Real Estate Operations Legal Information Technology Marketing and Communications Sales Management Support Globally integrated organizational units providing support services to all of IBM Governance ensures consistent and integrated delivery Global leaders with full control of resources Accountable for results GLOBALLY INTEGRATED ENTERPRISE SVP FORUM GLOBALLY INTEGRATED ENTERPRISE COUNCIL BRANDS & GEOGRAPHIES CIO OPERATING TEAM

Automated spend and headcount forecasts Single trusted data source Cognos (2,300 users, 25M records) 90% of spending forecasts created automatically 25% improvement in reporting accuracy Predict country financial risk 160+ countries, 100 metrics, 4 key risk indicators SPSS, Cognos Early warning signals provide 6-9 month mitigation lead time Lowered financial exposure in high-risk countries Deliver $255M of savings Performance through smarter automation and analytics Shared Services – Finance 2.0 Business intelligence Align for growth Early visibility Standardized Agile Predictive Fact-based Process Efficiency Actionable Insight Global processes Skills/tools for scale Accurate and timely

Horizontal process optimization drives $2.5B in benefits through 2015 End-to-End Process Transformation Service Product Transformation Opportunity-to-Order Order-to-Cash Hardware Product Management Transformation Service Labor Management Transformation Business Partner Enablement Smarter Commerce for IBM Catalog Data Optimization Horizontal, end-to-end process transformation initiatives Senior leaders, based in units Business case discipline Measurement and tracking

Leveraging Services scale $6B of spend, 1 million “shopping carts” 4,900 suppliers, 3 million catalog items Smarter client solution design Disciplined 3rd party component selection Analytics driven spending decisions for 40k software transactions Preferred product selection and reuse for 130k employee transactions Deliver $388M of savings Harnessing analytics to optimize 3rd party spend End-to-End Process – Service Product Transformation Global Spend Optimization Smarter Selection Smarter Use

Applying transformation principles drives $3.0B in savings through 2015 Integrated Operations Global Client Center Transformation Center-Based Operations Business Operations Development Coverage Optimization with Profitability Worldwide Investment Quota Transformation Patent Centers Programs that drive integration in our enterprise activities, skills and assets Powered by analytics, methods and tools Business unit led Disciplined change management

Productivity and efficiency focus Reduced Major Market center footprint by 24% Satellite centers expand client reach Enriched client experience Access to expertise and intellectual capital Showcase Smarter Planet, Big Data and integrated solutions 87% of clients report a stronger relationship New client opportunities 50k events across 130 centers Influenced over $8B in deals won Deliver $73M of benefits Helping clients transform their business Integrated Operations – Global Client Centers

Enterprise Productivity Summary Productivity is the fuel for innovation and growth Enabling IBMers to deliver value through innovation, simplification and integration Our proven governance model, methods and tools give us confidence to achieve $8B improved productivity for the 2015 roadmap Enterprise Productivity Savings ($B) Shared Services End-to-End Process Transformation Integrated Operations Cost & Expense Reduction Revenue Productivity Software Services Hardware / Financing $8B $8B $8B ~60% reinvested for growth ~40% taken to the bottom-line

[LOGO]

These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0213.phtml. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Forms 8-K dated January 22, 2013 and February 28, 2013.

[LOGO]

Smarter Planet / Growth Markets Bruno Di Leo Senior Vice President, Sales and Distribution José Décurnex General Manager, Spanish South America

IBM **Investor** Briefing

Growth initiatives deliver over $20B of revenue for 2015 Roadmap


~$17B
~$10B
~$7B
~$3B
Double digit
year over year growth
Smarter Planet
Growth Markets
Business Analytics
Cloud Computing
2010 Revenue from Key Initiatives
Growth Markets
Business Analytics
Smarter Planet
Cloud Computing
2015 Revenue from Key Initiatives

Smarter Cities Smarter Industries Industry specific, asset-based solutions 18 discrete industries Expand to 61 solution areas Fastest growth in telecom, retail, banking Smarter Commerce Creating markets, driving higher value areas of the portfolio and serving new buyers Contributing at least $7B in revenue growth through 2015 Over 25% growth in 2012 across all Smarter Planet initiatives Solutions for each stage of commerce cycle Target new LoB buyers More than 2000 IBM consultants Fastest growth in retail, banking, telecom, electronics, government 3,000+ engagements in 2012 86% increase in Growth Market deals 5 solution areas: Public Safety, Sustainable Resources, Health, Social Programs, Transportation Smarter Planet

 Anglo American Procurement & Supply Moscow Smarter Hospital City of Lyon Transportation Management Bank of Tokyo Mitsubishi Money-laundering detection PAC200A Group Pricing Optimization University of Pittsburgh MC Personalized Medicine Charleston Police Department Public Safety Comercial Mexicana Smarter Retail, Loyalty RAWBANK Banking transformation City of Davao Public Safety / IOC Lands End Cross Channel Marketing DAVAO Fidelity Bank Smarter Computing Red Ciudades Business Analytics Li Ning Sports Group Smarter Commerce KB Kookmin Bank Customer Relationship Mngt Smarter Planet client engagements

2010–2015 ~ $17B incremental revenue Grow faster than market Outpace Major Markets growth > 8 points Approach 30% of IBM geographic revenue Drive margin expansion 80% of IBM ’10 – ’12 revenue growth >30 countries grew double digits Outpaced Major Markets by 8 pts 24% of IBM geographic revenue 61% of IBM ’10 – ’12 gross profit growth* 2015 Roadmap Objectives 2012 Performance Industry Leadership IT Infrastructure Development Market Expansion Select 2012 Wins Market Expansion IT Infrastructure Development Industry Leadership *Sum of geographic profit not equal to IBM gross profit IBM presence in Growth Markets

South Africa Romania Poland Australia Vietnam Philippines Argentina Hungary Czech Republic Slovakia Turkey Morocco Mexico Russia South Korea Malaysia Singapore Brazil India Peru Kenya New Zealand Costa Rica Egypt China 2012: Centers opened Research Center – Kenya Global Delivery Centers – Mexico, Costa Rica, New Zealand Smarter Cities Centers – Russia, Mexico Research Lab Global Delivery Center Rail Telecommunications Health Energy Finance Retail Natural Resources Cloud Computing Center Software & Hardware Lab Innovation Center Smarter Cities/Public Sector IBM differentiation through investments

Invest to be China’s innovation partner 2 Research Labs. 6 Innovation Centers 4 Software Development Labs. 4 System & Technology Labs. 8 Global Delivery Centers Accelerated market expansion in 2012 Extended coverage to 300+ cities Opened 50 new face-to-face branches to total 81 Acquired 550+ new clients. Added 400+ active new BPs Employer of choice & most respected company Partner for enterprise transformation Driver of future IT architecture Revenue CAGR 2010- 2012 China GDP 8.5% IT Market 13% IBM China 20% IBM China on track to double business by 2015

Smarter Cities Business Analytics Cloud Smarter Commerce Urbanization Industry Transformation Emerging Industries IBM transforming Chinese enterprises and industries

IBM Africa strategy focused on key countries, industries and clients Differentiated IBM capabilities Human Resources and talent strategy Robust, disciplined management system Build the right partnerships Leverage full power of IBM Expand Brand and presence IBM Presence 2012 expansion in Africa Opened IBM branches in 3 new cities, upgraded presence in 8 cities 130+ new accounts 520+ new Business Partners Innovation for Africa 2 Research & Development Labs 2 Innovation Centers 2 Global Delivery Centers 1 Software Center of Excellence Skills for Africa Launched Africa Technical Skills Development Institute in 7 countries Established network of university relationships Africa: a long-term growth opportunity for IBM

Strategic Growth Initiatives Partner of choice for public sector transformation Industry leadership in banking and telecommunications Support local government reforms in oil & gas Strategic Growth Initiatives Support Kenya’s ‘Vision 2030’ national agenda Industry leadership in banking and telecommunications Leverage IBM Research to drive innovation West Africa 2012 - 2015 Growth Rates East Africa 2012 – 2015 Growth Rates Nigeria West Africa East Africa GDP Growth IT Growth 6% 9% Kenya GDP Growth IT Growth 6% 10% Source: Real GDP Data, IBM CHQ Economics, Nov 2012 IT Market Data, IBM GMV Cities Model 2H’12 at Constant Currency West and East Africa: two examples from a land of opportunity

Tony Mwai, General Manager, IBM East Africa Ginni Rometty and Mwai Kibaki, President of Kenya Recent IBM office openings Tony Mwai, General Manager, IBM East Africa

Contribute to Growth Markets ~$17B incremental revenue Grow faster than market Drive margin expansion by optimizing portfolio mix Grew revenue more than 2.5X faster than the IT market Gained market share in every brand in the region Continued margin expansion 2015 Roadmap Industry Leadership IT Infrastructure Development Market Expansion 2012 Performance SSA Strategy IBM Spanish South America (SSA)

IBM in SSA Region Uninterrupted leadership 30 geographic offices Effective risk management Profitable growth 74 years 90 years 81 years 84 years 75 years 76 years 76 years IBM Client Center Inside Sales Center IBM Geographic Branch Global Delivery Center IBM Main Office Software Research Lab Industry Leadership IT Infrastructure Development Market Expansion Key Market Indicators SSA GDP – 4% CAGR 2012-2015 IT Market – 8% CAGR 2012-2015 Traditional: Banking, Telecom, Retail Emerging: Public Sector, Health, Mining Foreign Direct Investment to grow double digit 2015 CAGR 97% mobile penetration Low banking penetration VENEZUELA COLOMBIA ARGENTINA ECUADOR PERU URUGUAY CHILE IBM Spanish South America: A growth opportunity

 Accelerate 2015 Geographic Expansion 30 geographic offices Expand: Client base grew 22%, acquired 550+ new clients in 2012 More than doubled Business Partner ecosystem to 370+ in 2012 Strategic Initiatives Market Expansion IT Infrastructure Development Industry Leadership Growth Initiatives: Smarter Analytics Smarter Commerce Smarter Cities Transformational Deals Drive margin expansion High-end systems leadership: #1 market share position* Banking, Public Sector, Health, Mining, Retail 5 IBM Client Centers, 2 Global Delivery Centers, 1 Inside Sales Center, 1 SW Research Lab Best Client Experience - Productivity - Flexibility - Expertise - Eminence * IDC Server report 3Q12 IBM Spanish South America: Strategy for growth

 Industry Leadership IT Infrastructure Development Market Expansion SSA Strategy Retail Smarter Retail/ERP CPG Outsourcing/IM Banking Outsourcing/IM Finance Smarter Planet/Risk Mgmt Health Business Analytics/BAO Retail SOA/IM Banking Smarter Planet/Analytics Public Sector Smarter Healthcare Higher Education Smarter Education/Cloud Wholesale & CPG Business Process Int/ERP Public Health Smart Cloud IBM Spanish South America: A path to continuous growth

 2015 Roadmap Industry Leadership IT Infrastructure Development Market Expansion 2010–2015 ~ $17B incremental revenue Grow faster than market Outpace Major Markets growth > 8 points Approach 30% of IBM geographic revenue Drive margin expansion Growth Markets summary

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These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0213.phtml. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Forms 8-K dated January 22, 2013 and February 28, 2013.

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Innovation Gallery Introduction Dr. John Kelly Senior Vice President and Director, Research

IBM Research: Focused on Big Data Almaden China Austin Tokyo Haifa Zurich India Dublin Melbourne Watson Kenya Brazil

IBM Research: Almaden Established in 1952, over 5,000 patents issued 1956 Hard Disk Drive 1970 Relational Database 1982 GMR 1989 Moved a Single Atom 1994 First Data Mining Algorithm Cognitive System 2012 Atomic Scale Memory Data Growth Racetrack Memory Kavli Prize in Nanoscience National Medal of Technology and Innovation W. Wallace McDowell Award Royal Society of London Fellowship IEEE Draper Prize A.M. Turing Award 1974 SQL 2002 LTO 2010 Big Insights

Big Data: This is just the beginning 2010 Volume in Exabytes 9000 8000 7000 6000 5000 4000 3000 2015 Percentage of uncertain data Percent of uncertain data 100 80 60 40 20 0 You are here Sensors & Devices VoIP Enterprise Data Social Media

Analytics and the Context Multiplier Effect Raw Data Feature extraction metadata Domain linkages Full contextual analytics Location risk Occupational risk Dietary risk Family history Actuarial data Government statistics Epidemic data Chemical exposure Personal financial situation Social relationships Travel history Weather history . . . . . . Patient records

Demos and Lab Tours Upcoming demos (next hour) Energy Grid Outage Prediction / Response Advancing IBM Watson in Health Care Accelerated Drug Discovery Social Analytics for Business Medical Sieve / Image Analytics Synaptic Computing Lab tours Spintronics Lab, Nanoscience Lab, Flash Storage Systems Lab, High-Density Storage Systems Lab for Scientific Computing Earlier demo session The Right Data, Right Now Safe Food Supply Chain Mobile-based Crowd Sourcing Equipment Monitoring and Prediction Computational Creativity Software Defined Environment

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These charts and the associated remarks and comments are integrally related, and they are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplemental materials entitled “Non-GAAP Supplemental Materials” that are linked to the company’s investor relations web site at http://www.ibm.com/investor/events/investor0213.phtml. The Non-GAAP Supplemental Materials are also included as Attachment II to the company’s Forms 8-K dated January 22, 2013 and February 28, 2013.

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ATTACHMENT II

Non-GAAP Supplemental Materials

Non-GAAP Supplemental Materials In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discusses, in its Investor Briefing materials and presentations, the following Non-GAAP information which management believes provides useful information to investors. Operating (Non-GAAP) Earnings Per Share and Related Income Statement Items Management presents certain financial measures excluding the effects of certain acquisition-related charges, non-operating retirement-related costs, and any related tax impacts. Management uses the term "operating" to describe this view of the company's financial results and other financial information. For acquisitions, these measures exclude the amortization of purchased intangible assets and acquisition-related charges such as in-process research and development, transaction costs, applicable restructuring and related expenses, and tax charges related to acquisition integration. For retirement-related costs, the company has characterized certain items as operating and others as non-operating. The company includes service cost, amortization of prior service cost and the cost of defined contribution plans in its operating results. Non-operating retirement-related costs include interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements, multi-employer plan costs, pension insolvency costs, and other costs. Non-operating costs primarily relate to changes in pension plan assets and liabilities which are tied to market performance, and management considers these costs to be outside the operational performance of the business. Management’s calculation of these operating measures, as presented, may differ from similarly titled measures reported by other companies. Overall, management believes that providing investors with an operating view as described above provides increased transparency and clarity into both the operational results of the business and the performance of the company’s pension plans, improves visibility to management decisions and their impacts on operational performance, enables better comparison to peer companies, and allows the company to provide a long term strategic view of the business going forward. For the 2015 earnings per share roadmap, the company is utilizing an operating view to establish its objectives and track its progress. The company’s segment financial results and performance reflect operating earnings, consistent with the company’s management and measurement system.

Non-GAAP Supplemental Materials Constant Currency Management refers to growth rates at constant currency or adjusting for currency so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Financial results adjusted for currency are calculated by translating current period activity in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates. Cash Flow Management uses a free cash flow measure to evaluate the company’s operating results, plan share repurchase levels, evaluate strategic investments and assess the company’s ability and need to incur and service debt. The entire free cash flow amount is not necessarily available for discretionary expenditures. The company defines free cash flow as net cash from operating activities less the change in Global Financing receivables and net capital expenditures, including the investment in software. A key objective of the Global Financing business is to generate strong returns on equity, and increasing receivables is the basis for growth. Accordingly, management considers Global Financing receivables as a profit-generating investment, not as working capital that should be minimized for efficiency. Therefore, management includes presentations of both free cash flow and cash flow from operations that exclude the effect of Global Financing receivables. PCD and Printers Management presents certain financial results excluding the effects of the divestitures of the printer business and the personal computer (PCD or PC) business. In June 2007, the company divested 51 percent of its printer business and divested the remaining 49 percent quarterly over the following 3 years. In April 2005, the company completed the sale of its PCD business. Management believes that presenting certain revenue measures without these items is more representative of the company’s operational performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors.

Non-GAAP Supplemental Materials PLM Gain Management presents certain financial results excluding the effects of the PLM divestiture. In 2010, the company completed the sale of its activities associated with the sales and support of Dassault Systemes’ (Dassault) product lifecycle management (PLM) software, including customer contracts and related assets to Dassault. Given this sale, management believes that presenting financial information regarding revenue and software segment revenue without this item is more representative of operational performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors.

$23.2 $21.9 PTI Total IBM Operating (Non-GAAP) GAAP 2012 $8.6 $10.2 PTI Total IBM Operating (Non-GAAP) GAAP 2000 Non-GAAP Supplemental Materials GAAP and Operating (Non-GAAP) – FY 2000 and FY 2012 Operating Pre-Tax Income $ The above serves to reconcile the Non-GAAP financial information contained in Ginni Rometty’s remarks. See slide two in these supplemental materials for additional information on the use of these Non-GAAP financial measures. $ in billions

Non-GAAP Supplemental Materials 8.7 (3.9) 12.6 1.9 $14.5 2003 9.1 (3.7) 12.9 2.5 $15.3 2004 9.6 (3.5) 13.1 1.8 $14.9 2005 10.5 (4.7) 15.3 (0.3) $15.0 2006 12.4 (5.0) 17.4 (1.3) $16.1 2007 5.9 (4.6) 10.5 3.3 $13.8 2002 6.8 (4.9) 11.7 2.0 $13.7 2001 6.7 Free Cash Flow (excluding GF Receivables) (4.3) Net Capital Expenditures 2000 11.1 Net Cash from Operations (excluding GF Receivables) (2.5) Less: Global Financing Receivables $8.6 Net Cash from Operations $ in Billions 16.6 (4.1) 20.7 (0.8) $19.8 2011 18.2 (4.3) 22.5 (2.9) $19.6 2012 16.3 (4.0) 20.3 (0.7) $19.5 2010 15.1 (3.7) 18.9 1.9 $20.8 2009 14.3 Free Cash Flow (excluding GF Receivables) (4.5) Net Capital Expenditures 2008 18.8 Net Cash from Operations (excluding GF Receivables) 0.0 Less: Global Financing Receivables $18.8 Net Cash from Operations Reconciliation of Free Cash Flow (excluding GF Receivables) The above serves to reconcile the Non-GAAP financial information contained in “Cash Generation and Usage” contain in the “Financial Model” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplemental Materials Reconciliation of Major Markets Revenue Growth Yr/Yr @ Constant Currency As Reported 2% (6%) 1% 2% (1%) 5% (8%) 1% 5% (4%) 2008 2009 2010 2011 2012 Yr/Yr @ Constant Currency As Reported 10% 1% 11% 11% 7% 10% (3%) 16% 16% 4% 2008 2009 2010 2011 2012 The above serves to reconcile the Non-GAAP financial information contained in the slides entitled “Growth Markets” in the “Financial Model” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures. Reconciliation of Growth Markets Revenue Growth

Non-GAAP Supplemental Materials Reconciliation of Growth Markets Revenue Mix Excluding Divestitures (PCD and Printers) As Reported 11% 16% 13% 16% 2000 2006 The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “Growth Markets” and “IBM presence in Growth Markets” in the “Financial Model” and “Sales and Distribution” presentations. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

10.3% 0.3 pts 0.3 pts 9.7% PTI Margin –Services 28.1% 0.9 pts 0.3 pts 26.9% PTI Margin –Software 12.1% 0.0 pts 0.3 pts 11.8% PTI Margin –Hardware/Financing 8.0% 0.2 pts (1.6) pts 9.4% PTI Margin –Hardware/Financing 2006 19.1% 0.4 pts (2.0) pts 20.8% PTI Margin -Software 10.4% 0.0 pts (2.3) pts 12.7% PTI Margin -Services Operating (Non-GAAP) Retirement-related Adjustments **** Acquisition- related Adjustments*** GAAP 2000** Non-GAAP Supplemental Materials GAAP to Operating (Non-GAAP) Bridge – FY 2000 and FY 2006 Operating Segments Pre-Tax Income * *Sum of operating segment pre-tax income not equal to IBM operating pre-tax income. **Stock-based compensation expense was not recorded at the segment level and excludes Enterprise Investments PTI ($297) million. *** Includes amortization of purchased Intangibles, in process R&D, severance cost for acquired employees, vacant space for acquired companies, deal costs and acquisition integration tax charges. **** Includes retirement related interest cost, expected return on plan assets, recognized actuarial losses or gains, amortization of transition assets, other settlements, curtailments, multi-employer plans and insolvency insurance. The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “Operating Leverage” in the “Financial Model” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

2012 15.3% 0.4 pts 0.3 pts 14.6% PTI Total IBM 10.1% 0.2 pts (2.1) pts 12.0% PTI Total IBM 2006 22.2% 0.5 pts 0.7 pts 21.0% PTI Total IBM Operating (Non-GAAP) Retirement-related Adjustments ** Acquisition-related Adjustments* GAAP 2000 Non-GAAP Supplemental Materials GAAP to Operating (Non-GAAP) Bridge – FY 2000, FY 2006 and FY 2012 Operating Pre-Tax Income * Includes amortization of purchased Intangibles, in process R&D, severance cost for acquired employees, vacant space for acquired companies, deal costs and acquisition integration tax charges. ** Includes retirement related interest cost, expected return on plan assets, recognized actuarial losses or gains, amortization of transition assets, other settlements, curtailments, multi-employer plans and insolvency insurance. The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “Operating Leverage” in the “Financial Model” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

37% 37% PTI Mix –Services 40% 40% PTI Mix –Software 23% 23% PTI Mix–Hardware/Financing 35% 35% PTI Mix - Hardware/Financing 2006 27% 25% PTI Mix –Software 38% 40% PTI Mix -Services Operating (Non-GAAP) GAAP 2000** Non-GAAP Supplemental Materials GAAP and Operating (Non-GAAP) - FY 2000 and FY 2006 Operating Pre –Tax Income* *Sum of operating segment pre-tax income mix does not equal to IBM operating pre-tax income. **Stock-based compensation expense was not recorded at the segment level and excludes Enterprise Investments. The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “Operating Leverage” in the “Financial Model” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth @ Constant Currency As Reported 9% 5% Global Technology Services - Growth Markets The above serves to reconcile the Non-GAAP financial information contained in the slide entitled “Growth Markets” in the “Making Markets through Services: Global Technology Services” presentation. See the third slide in these supplemental materials for additional information on the use of these Non-GAAP financial measures. FY12 Yr/Yr

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